Supplement to the
Fidelity Utilities Fund
March 29, 2000
Prospectus

The following information replaces similar information found in the "Fund Management" section on page 21.

Tim Cohen is manager of Utilities, which he has managed since September 2000. He also manages other Fidelity funds. Since joining Fidelity in 1996, Mr. Cohen has worked as a research analyst and portfolio manager.